Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 4, 2020, is made by and among Wireless Telecom Group, Inc., a New Jersey corporation (the “Borrower”), the subsidiaries of Borrower set forth on the signature page hereto, as guarantors (the “Guarantors”, and collectively, with the Borrower, the “Loan Parties”), and Muzinich BDC, Inc. (the “Lender”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement (defined below).

WHEREAS, the Borrower, the Guarantors, and the Lender are parties to that certain Credit Agreement dated as of February 7, 2020 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has notified the Lender that it has applied for a loan in the amount of $2,044,936 under the SBA Paycheck Protection Program promulgated as part of the CARES Act in connection with the Covid-19 pandemic (the “Requested PPP Loan”);

WHEREAS, the ability of the Borrower to accept the Requested PPP Loan requires certain amendments to the Loan Agreement; and

WHEREAS, the Lender has agreed to such amendments on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

1. Amendments to the Loan Agreement.

(a) Section 7.03 of the Loan Agreement is hereby amended by (i) deleting the word “and” at the end of clause (m); (ii) deleting the period at the end of clause (n) and substituting therefor “; and”; and (iii) adding a new clause (o) which shall read as follows::

“(o) any loan under the SBA Paycheck Protection Program promulgated as part of the CARES Act in connection with the Covid-19 pandemic in an amount not to exceed $2,044,936, to the extent and so long as: (i) such loan is received by the Borrower on or before May 15, 2020, (ii) the proceeds of the loan are used by the Borrower solely for the payment of (A) salary, wages, commissions or tips (capped at $100,000 on an annualized basis for each employee), (B) employee benefits including costs for vacation, parental, family, medical or sick leave, allowance for separation or dismissal, payments required for the provisions of group health care benefits including insurance premiums and payment of any retirement benefit, (C) state and local taxes assessed on compensation, (D) interest on any mortgage obligation of the Borrower incurred before February 15, 2020, (E) amounts owed under lease agreements in force before February 15, 2020, and (F) amounts owed with respect to utility services that began before February 15, 2020, in each case, incurred during the eight (8) week period after the loan is funded to the Borrower; provided that not more than 25% of such proceeds are used for any purpose other than those set forth in (A)-(C) above, (iii) the Borrower’s employee and compensation levels are maintained, at all times prior to the forgiveness of the loan in accordance with the terms of the SBA Paycheck Protection Program and the rules and regulations promulgated in connection therewith, at levels that will permit the Borrower to obtain forgiveness of substantially all of such loan; (iv) the Borrower enacts sufficient internal controls to monitor the use of the proceeds of the loan in accordance with the SBA Payment Protection Program in order to obtain forgiveness of substantially all of such loan; (v) the Borrower at all times complies with all other provisions of the SBA Paycheck Protection Program applicable to the loan; (vi) the receipt of such loan will not violate the terms of the ABL Loan Agreement or any documents or agreements executed in connection therewith; and (vii) at the time that such loan is eligible for forgiveness determination in accordance with the terms of the SBA Paycheck Protection Program (the “Forgiveness Determination Date”), substantially all of such loan is in fact forgiven.”

(b) For purposes of calculating the Consolidated Total Leverage Ratio in accordance with Section 7.11(a) of the Loan Agreement on any date of determination occurring on or before the Forgiveness Determination Date, the amount of any loan permitted pursuant to Section 7.03(o) of the Loan Agreement (as amended by this Amendment), so long as any such loan is in compliance with such section, shall not be included in the calculation of Consolidated Funded Indebtedness.

2. Amendments to Other Loan Documents. All references in the Loan Documents to the Loan Agreement shall henceforth include references to such agreement as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, or increased.

3. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent.

(a) The Lender shall have received duly executed counterparts of this Amendment.

(b) No Default or Event of Default shall exist or would result from the execution of this Amendment.

(c) Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

5. Representations and Warranties. As of the date hereof, each of the Loan Parties hereby represents as follows:

(a) Each of the Loan Parties has the power and authority and the legal right, to execute, deliver and perform this Amendment and has taken all necessary action to authorize this Amendment and the execution thereof. The execution, delivery and performance of this Amendment will not violate any Applicable Laws, any Organization Documents or any Contractual Obligation of the Loan Parties.

(b) Each of the Loan Parties represents and warrants that each of the representations and warranties contained in Article V of the Loan Agreement are true and correct in all material respects on and as of the date hereof, except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

6. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be governed by, and construed in accordance with, the law of the State of New York and subject, for all purposes, to Section 10.13 and Section 10.14 of the Loan Agreement, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

7. ENTIRETIES. THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8. Parties. This Amendment shall be binding upon and inure to the benefit of the Lender and the Loan Parties, and their respective permitted successors and assigns.

9. Loan Document. Each party hereto acknowledges and agrees that this Amendment shall be a Loan Document.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date and year first written above.

BORROWER:

WIRELESS TELECOM GROUP, INC.

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

GUaRANTORS:

MICROLAB/FXR LLC

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

BOONTON ELECTRONICS CORPORATION

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

COMMAGILITY LIMITED

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

WIRELESS TELECOMMUNICATIONS GROUP, LTD

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

HOLZWORTH INSTRUMENTATION, INC.

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

THE LENDER:

MUZINICH BDC, INC.

By:	/s/ Jeffrey J. Youle
Name:	Jeffrey J. Youle
Title:	Head of US Private Debt

Signature Page to First Amendment to Credit Agreement